SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported) January 31, 1997


                         PHOTOCOMM, INC.
     (Exact name of registrant as specified in its charter)

Arizona                         0-12807                 86-0411983
(State  or  other       (Commission File Number)     (I.R.S. Employer
 jurisdiction of                                     Identification No.)
 incorporation)

          7681 East Gray Road,  Scottsdale, Arizona      85260
          (Address of principal executive offices)     (Zip Code)


                             (602) 948-8003
           (Registrant's telephone number, including area code)



Item 4.  Change in Registrant's Certifying Accountant

     (a) On February 3, 1997, the Board of Directors of Photocomm, Inc. (the Company), upon recommendation of the Board's Audit Committee, appointed Price Waterhouse LLP as the independent accountants to audit and report on the financial statements of the Company for the transition period ended December 31, 1996 (see Item 8 below) and the year ending December 31, 1997. Also on February 3, 1997, at the recommendation of the Audit Committee, the Board of Directors dismissed KPMG Peat Marwick LLP as its independent accountants. The reports of KPMG Peat Marwick LLP on the financial statements for fiscal years ended August 31, 1996 and 1995 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. During the two most recent fiscal years and through February 3, 1997, neither the Company or anyone acting on its behalf, has consulted with Price Waterhouse LLP regarding (1) application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or matters that were or should have been subject to SAS 50 or (2) the subject matter of a disagreement or reportable event with KPMG Peat Marwick LLP.

     (b) In connection with its audits for the fiscal years ended August 31, 1996 and 1995 and through February 3, 1997, there have been no disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG Peat Marwick LLP, would have caused it to make reference thereto in its report on the financial statements for such years.

     (c) During the fiscal years ended August 31, 1996 and 1995 and through February 3, 1997, there have been no reportable events, as defined in Item 304 of Regulation S-K.

     (d) The Company requested and received a letter from KPMG Peat Marwick addressed to the Securities and Exchange Commission stating its agreement with the above statements. A copy of such letter, dated February 6, 1997 is filed as Exhibit 16 to this Form 8-K.



Item 5.   Other Events

     At the Annual Meeting of Shareholders held on January 31, 1997, Donald E. Anderson, Walter M. Baker, Jed J. Burnham, Jeffrey H. Coors, John K. Coors, Robert R. Kauffman and Gerrit J. Wolfaardt were elected to the Board of Directors, in accordance with the procedures provided in the Stock Purchase Agreement dated November 21, 1996 previously reported in the Company's Form 10-KSB for the year ended August 31, 1996. Jeffrey H. Coors was elected Chairman of the Board.

     In addition on January 31, 1997, the Board of Directors elected John K. Coors as President and Chief Executive Officer replacing Robert R. Kauffman and Jeffrey C. Brines was elected to replace Thomas C. LaVoy as Vice President, Chief Financial Officer and Secretary. Donald E. Anderson, Myron Anduri, J. Michael Davis, Ronald Kenedi, and Robert Spotts were elected to serve as Vice Presidents of the Company.



Item 7.        Exhibits

Exhibit
Number         Document Description

16             Letter of KPMG Peat Marwick LLP




Item 8.    Change in Fiscal Year

     On February 3, 1997 the Company changed its fiscal year end to a calendar year ending on December 31 of each year. The transition period from September 1, 1996 to December 31, 1996 will be reported on Form 10-Q.



                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PHOTOCOMM, INC.

Date: February 7, 1997           By /s/Jeffrey C. Brines
                                       Vice President, Secretary and
                                       Chief Financial Officer